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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             GENESIS MICROCHIP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                         77-0584301
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

2150 Gold Street, Alviso California                        95002
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(Address of principal executive offices)                (ZIP Code)

     Securities to be registered pursuant to Section 12(b) of the Act: None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

     Securities Act registration statement file number to which this form relates: 333-72202

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
                    ----------------------------------------
                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Incorporated by reference to the information contained under in the section titled "Description of Genesis Microchip Delaware Capital Stock" set forth in the Registrant's Registration Statement on Form S-4, as filed with the Commission on October 25, 2001 (file number 333-72202)(the "Form S-4 Registration Statement").

Item 2. Exhibits

     The following exhibits are filed as part of this registration statement:

     3.1* Certificate of Incorporation of the Registrant.

     3.2* Bylaws of the Registrant.

     4.1* Form of Common Stock Certificate of the Registrant.
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* Incorporated by reference to the corresponding exhibit filed with the S-4
  Registration Statement.



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                                                 SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  January 7, 2002                         Genesis Microchip Inc.


                                                By: /s/ Eric Erdman
                                                    ----------------------------
                                                        Eric Erdman
                                                        Chief Financial Officer
                                                          and Secretary